BALANCE SHEETS [Parenthetical] (USD $)	Jun. 30, 2011	Dec. 31, 2010	Dec. 31, 2009
Preferred stock, par value (in dollars per share)	$ 0.0001	$ 0.0001	$ 0.0001
Preferred stock, shares authorized	1,666,667	1,666,667	1,666,667
Common stock, par value (in dollars per share)	$ 0.0001	$ 0.0001	$ 0.0001
Common stock, shares authorized	16,666,667	16,666,667	16,666,667
Common stock, shares issued	6,870,807	6,153,656	5,310,708
Common stock, shares outstanding	6,870,807	6,153,656	5,310,708